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                                                                    Exhibit 99.7

                          STRATEGIC ALLIANCE AGREEMENT

     This Strategic Alliance Agreement ("AGREEMENT"), is made effective as of September 25, 1998, by and between SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation ("SAIC"), and ODS NETWORKS, INC. a Delaware corporation ("ODS"), who agree as follows:

     1.   PREFERENTIAL TREATMENT.   This Agreement is not an exclusive
dealings agreement and either party is free to do business with others with respect to future discrete (i.e., software programs designed to be marketed on an individual program basis and not as a component of another software program) computer network security software programs ("COMPUTER NETWORK SECURITY PROGRAM(S)") created by or for SAIC or ODS; provided, however, that in the event the SAIC executive principally responsible for managing the business activities of the SAIC Software and Systems Group ("SAIC-SSG") determines, in such executive's sole discretion, that any SAIC Computer Network Security Program(s) that have been created exclusively by SAIC employees employed within the SAIC Software and Systems Group which are freely transferable by SAIC to a third party (including ODS) ("SAIC-SSG COMPUTER NETWORK SECURITY PROGRAM(S)") should be licensed, sold, transferred and/or assigned to a third party on an exclusive basis solely for marketing, licensing or otherwise distributing such SAIC-SSG Computer Network Security Program(s) exclusively into the commercial marketplace by the acquiror (the "CONTEMPLATED EXCLUSIVE TRANSFER"), SAIC shall submit the Contemplated Exclusive Transfer to ODS in reasonable detail for its consideration before presenting the Contemplated Exclusive Transfer to other parties.

If ODS is interested in consummating the proposed Contemplated Exclusive Transfer with SAIC, the parties shall negotiate in good faith the terms, conditions, prices and other matters related to consummation of such Contemplated Exclusive Transfer. In the event the parties do not reach a basic agreement summarized in a writing signed by both parties within thirty
(30) days of the date SAIC discloses the Contemplated Exclusive Transfer to ODS and consummate a definitive agreement concerning the Contemplated Exclusive Transfer within sixty (60) days of the date SAIC discloses the Contemplated Exclusive Transfer to ODS, SAIC will be free to deal with other parties with respect to the Contemplated Exclusive Transfer. All information disclosed by SAIC with respect to the Contemplated Exclusive Transfer, including the fact that SAIC is considering a Contemplated Exclusive Transfer, constitutes Confidential Information subject to the provisions of
Article 3 of this Agreement. The provisions of this Section 1 shall apply only to the SAIC-SSG and not to any other business units, groups, joint ventures, subsidiaries or affiliates of SAIC.

     2. EXPRESSION OF DESIRES. The parties hereby express their mutual desire, but no legal obligation, to use their respective best efforts to generate, within two (2) years of the date of this Agreement, at least $25 million in combined revenues from (i) sales of any ODS products and/or services initiated by SAIC as well as from systems integration and consulting projects conducted by SAIC or its subsidiaries and affiliates involving ODS products and/or services whether


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such revenues arise from this Agreement, the PartnersPlus Agreement between the parties of even date herewith or the respective contracts of the parties and/or their resellers, and (ii) sales of the computer network security programs presently known as the Computer Misuse and Detection System ("CMDS"), Vulnerability Assessment System ("VAS"), Audit Monitoring and Intrusion Detection System ("AMIDS") and Malicious Code Detection and Eradication System ("MCDES") initiated by ODS and its resellers (excluding the sales of such products and/or services by SAIC which shall be accounted for in clause (i) of this Section 2); provided, however, that neither party shall be liable to the other nor shall there be any economic consequence if the parties fail to achieve this goal or even if they fail to use their best efforts in pursuit of this goal. THE PARTIES RECOGNIZE THAT THE AFOREMENTIONED EXPRESSION OF DESIRE IS NOT LEGALLY ENFORCEABLE AND THAT NEITHER PARTY SHALL MAKE A CLAIM, DIRECTLY OR INDIRECTLY, AGAINST THE OTHER WITH RESPECT TO THE FOREGOING.

     3.   CONFIDENTIAL INFORMATION.

          3.1 The parties anticipate that under this Agreement it may be necessary for either party to transfer to the other information of a confidential and/or proprietary nature concerning the contemplated exclusive transfer ("CONFIDENTIAL INFORMATION"). The disclosing party shall clearly identify Confidential Information at the time of disclosure by being either marked with a legend clearly indicating that it is confidential or proprietary and all oral information that they reduce to writing and is identified as confidential or proprietary and such writing is given to the recipient within fifteen (15) days of the date of the oral disclosure. Any information otherwise provided shall be deemed to not be confidential or proprietary.

          3.2 Each of the parties agree that it shall use the same efforts to protect such Confidential Information as are used to protect its own Confidential Information. Disclosures of such Confidential Information shall be restricted to those individuals who are directly participating in the proposal and contracting efforts hereunder.

          3.3 Neither party shall make any reproductions, disclosure or use of such Confidential Information except in performing its obligations under this Agreement.

          3.4 The limitations on reproduction, disclosure or use of Confidential Information shall not apply to, and neither party shall be liable for reproduction, disclosure or use of Confidential Information with respect to which any of the following conditions exist:

               (a) If, prior to the receipt thereof under this Agreement, it has been developed independently by the party receiving it, or was lawfully known to the party receiving it, or has been lawfully received from other sources, including the Customer, provided such other source did not receive it due to a breach of this Agreement;

               (b)  If, subsequent to the receipt thereof under this Agreement,
          (i) it is published by the party furnishing it or is disclosed by the party furnishing it to others, including the Customer, without restriction, or (ii) it has been lawfully obtained by the party receiving it from other sources, provided such other source did not receive


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          it due to a breach of this Agreement, or (iii) if such information otherwise comes within the public knowledge or becomes generally known to the public; or

               (c) If any part of the Confidential Information has been or hereafter shall be disclosed in a United States patent issued to the party furnishing the Confidential Information hereunder, then, after the issuance of said patent, the limitations on such Confidential Information as disclosed in the patent shall be only that afforded by the United States Patent Laws.

          3.5 Neither the execution and delivery of this Agreement, nor the furnishing of any Confidential Information by either party shall be construed as granting to the other party either expressly, by implication, estoppel, or otherwise, any license under any invention, patent, trademark, or copyright now or hereafter owned or controlled by the party furnishing same.

          3.6 Each of the parties shall identify a person responsible for receipt of Confidential Information subject to this Article.

     4. INDEPENDENT CONTRACTORS. The parties hereto intend that the relationship between them created by this Agreement shall be that of independent contractors and that the relationship shall continue as such as long as this Agreement remains in effect. Nothing contained in this Agreement shall be construed to constitute either party as a partner, employee or agent of the other, and no employee or agent of either party shall be or be deemed to be the employee or agent of the other.

     5. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO ONE ANOTHER OR TO ANY THIRD PARTY IN CONTRACT, TORT OR OTHERWISE FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, LOST BUSINESS PROFITS OR LOSS, DAMAGE OR DESTRUCTION OF DATA.

     6. TERMINATION. This Agreement shall have an initial term of two (2) years. Thereafter either party shall have the right to terminate this Agreement at any time, with or without cause, effective upon thirty (30) day's written notice to the other party. The termination of this Agreement shall not terminate the obligations under Section 3 hereof or impact any transactions entered by the parties previous thereto which shall continue according to the provisions established by the parties for same.

     7. ARBITRATION OF DISPUTES. The parties agree that any controversy or claim (whether such controversy or claim is based upon or sounds in statute, contract, tort or otherwise) arising out of or relating to this Agreement, any performance or dealings between the parties, or any dispute arising out of the interpretation or application of this Agreement, which the parties are not able to resolve, shall be settled exclusively by arbitration in Dallas, Texas by a single arbitrator pursuant to the American Arbitration Association's Commercial Arbitration Rules then in effect and judgment upon the award rendered by the arbitrator shall be entered in any court having jurisdiction thereof and such arbitrator shall have the authority to grant injunctive relief in a form similar to that


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which a court of law would otherwise grant.  The arbitrator shall be chosen from a panel of licensed attorneys having at least fifteen (15) years of professional experience who are familiar with the subject matter of this Agreement. The arbitrator shall be appointed within thirty (30) days of the date the demand for arbitration was sent to the other party. Discovery shall be permitted in accordance with the Federal Rules of Civil Procedure. If an arbitration proceeding is brought pursuant to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and necessary disbursements incurred in addition to any other relief to which such party may be entitled.

     8. CHOICE OF LAW. The Agreement and the performance or breach thereof shall be governed by and interpreted as to substantive matters in accordance with the applicable laws of the State of Delaware (excluding its choice of law rules).

     9. ASSIGNMENT. No portion of this Agreement or any right or obligation hereunder can be assigned, in whole or in part, by either party hereto without the prior written consent of the other party.

     10. WAIVER. No waiver of, no delay in the exercise of, and no omission to exercise any rights or remedies by either party shall be construed as a waiver by such party of any other rights or remedies that such party may have under this Agreement.

     11. NOTICE. Unless otherwise specified herein, any notice required or permitted to be given under this Agreement shall be sufficient, if in writing, and shall be deemed to be fully given if personally delivered, if sent by registered mail, by facsimile with an original copy by regular mail, or by telex with receipt acknowledged, to the following addresses:

          (a)  If to SAIC, to:

               Douglas M. Schrier, Senior Vice President
               Science Applications International Corporation
               10260 Campus Point Drive, M/S L5-A
               San Diego  CA  92121
               FAX: 619-546-6980

               With a copy to:

               Kevin A. Werner, Esq.
               Associate General Counsel
               Science Applications International Corporation
               10260 Campus Point Drive, M/S F3
               San Diego  CA  92121
               FAX: 619-535-7992

          (b)  If to ODS, to:

               G. Ward Paxton


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               Chairman, President and Chief Executive Officer
               ODS Networks, Inc.
               1101 E. Arapaho Road
               Richardson, Texas 75081
               FAX: 972-301-3841

The foregoing addresses and individuals may be changed by either party by giving to the other party prior written notice of any such change.

     12. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     13. FURTHER ASSURANCES. Each of the parties hereto agrees that from time to time, at the request of any of the other parties hereto and without further consideration, it shall execute and deliver such other documents and take such other action as such other party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

     14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and may only be modified by a written instrument executed by an authorized officer of both parties. All proposals, negotiations and representations (if any) made prior, and with reference to the subject matter of this Agreement, are merged herein. This Agreement may be executed in two (2) or more counterparts and each counterpart will be deemed an original, but all counterparts together will constitute a single instrument. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party. Neither SAIC nor ODS shall be bound by any oral agreement or representation, irrespective of when made.

     IN WITNESS WHEREOF, as of the day first above written, SAIC and ODS have caused this Agreement to be signed by their respective duly authorized officers.


                                        SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION,
                                        a Delaware corporation


                                        By:  /s/ Douglas M. Schrier
                                           -----------------------------------
                                        Name:  Douglas M. Schrier
                                             ---------------------------------
                                        Title:  Senior Vice President
                                              --------------------------------


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                                        ODS NETWORKS, INC.,
                                        a Delaware corporation


                                        By:  /s/ G. Ward Paxton
                                           -----------------------------------
                                        Name:  G. Ward Paxton
                                             ---------------------------------
                                        Title:  President
                                              --------------------------------


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